INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
SCHEDULE OF NET DEFERRED TAX ASSETS
	2024	2023
Deferred Tax Assets:
NOL Carryover	$1,585,600	$1,177,300
Less valuation allowance	(1,585,600)	(1,177,300)
Net deferred tax assets	$—	$—

SCHEDULE OF RECONCILIATION OF INCOME TAXES COMPUTED AT STATUTORY RATE

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2024 and 2023 due to the following:

	2024	2023
Book income (loss)	$(552,900)	$4,260,600
Change in payroll accruals	66,000	57,200
Allowance for doubtful accounts	—	(8,300)
Amortization of debt discount	21,000	23,000
Related party accruals	100	—
Change in derivative liability	243,900	61,300
Valuation allowance	221,900	(4,393,800)
	$—	$—